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                                                                 Exhibit 10.8

                                                               Execution Copy


                       SECOND AMENDMENT TO LOAN AGREEMENT
                             (Series 1990B, Lot 1)

     THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of this 1st day of July, 1998, among the Minnesota Agricultural and Economic Development Board, as the statutory successor to the Minnesota Energy and Economic Development Authority (the "Authority") (collectively herein, such Board and
Authority shall be referred to as the "Board") and Merrill/May, Inc. (the "Borrower") is being entered into to amend and modify certain provisions of the Loan Agreement dated as of July 1, 1990 (the "1990 Loan Agreement") by and between the Board and May Printing Company (the "1990 Borrower") as amended by the First Amendment to Loan Agreement dated as of December 31, 1993 (the "First Amendment to Loan Agreement") by and between the Board and the Borrower; and

     WHEREAS, pursuant to the 1990 Loan Agreement, the 1990 Borrower was provided a loan in the original principal amount of $4,205,000; and

     WHEREAS, the 1990 Borrower entered into an agreement under which the 1990 Borrower sold and transferred to Merrill/May, Inc. (the "Borrower") substantially all of the operating assets and selected liabilities of the 1990 Borrower pursuant to that certain Asset Purchase Agreement dated December 31, 1993 (the "Asset Purchase Agreement"); and

     WHEREAS, in connection with the Asset Purchase Agreement, the Borrower agreed to assume the obligations of the 1990 Borrower under the 1990 Loan Agreement by entering into a First Amendment to Loan Agreement dated as of December 31, 1993 (the "First Amendment to Loan Agreement") (the 1990 Loan Agreement as amended by the First Amendment to Loan Agreement is referred to herein as the "Original Loan Agreement") so as to reflect the obligations under the Original Loan Agreement by the Borrower; and

     WHEREAS, the Borrower has requested that the Board issue, pursuant to MINNESOTA STATUTES, Chapter 41A (and including certain provisions of MINNESOTA STATUTES 1986, Chapter 116M notwithstanding the repeal thereof) (collectively the "Act"), its Minnesota Agricultural and Economic
Development Board Minnesota Small Business Development Loan Program Refunding Revenue Bonds, Series 1998B, Lot 2 (the "Series 1998B Lot 2 Bonds") in the principal amount not to exceed $3,320,000 to fund a loan to the Borrower to redeem and prepay on August 1, 1998 the outstanding principal amount of the Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program Revenue Bonds, Series 1990B, Lot 1 (the "Series 1990B Lot 1 Bonds") previously issued by the Board to finance the Project (as defined in the Original Loan Agreement);

     WHEREAS, the Borrower has requested that the Board enter into this Second Amendment to Loan Agreement to refund the Series 1990B Lot 1 Bonds; and

     WHEREAS, Section 6.08 of the Minnesota Small Business Development Loan Program Revenue Bonds General Bond Resolution adopted by the Board on September 26, 1984 (the "General Bond Resolution") provides that the Board may consent to any amendment or modification of a loan agreement, security instrument or any other security arrangement that would not impair or materially adversely affect in any manner the rights or security of holders of the Bonds (as defined in the General Bond Resolution); and

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     WHEREAS, the Board approved Resolution 98-317 on June 29, 1998, approving this Second Amendment to Loan Agreement; and

     NOW, THEREFORE, the parties hereby desire to amend the Original Loan Agreement and hereby covenant and agree as follows:

     Section 1. DEFINITIONS. The following definitions in Section 1.1. are deleted in their entirety and new definitions as follows are substituted in lieu thereof:

          "Agreement" means the Loan Agreement dated as of July 1, 1990 between the 1990 Borrower and the Board as amended and supplemented by the First Amendment to Loan Agreement dated as of December 31, 1993 between the Borrower and the Board and as further amended and supplemented by this Second Amendment to Loan Agreement dated as of July 1, 1998 between the Borrower and the Board.

          "Business Loan Reserve Account Requirement" means, as of any date of calculation, with respect to any Lot of Bonds, that sum which is equal to (i) the maximum Aggregate Debt Service for any Bond Year over the period from the date of calculation to (and including) the final maturity date of such Lot of Bonds or (ii) such lesser amount as shall be required pursuant to Section 103(c) of the Code to preserve the tax-exempt status of such Lot of Bonds.

          "Note" means the promissory note of the Borrower dated as of the date of the Series 1998B Lot 2 Bonds, evidencing the Borrower's obligations pursuant to this Agreement, substantially in the form of Appendix I hereto.

          "Single Lot Bonds" means the Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program Refunding Revenue Bonds, Series 1998B Lot 2 in the aggregate principal amount of $3,320,000 authorized by the Single Lot Resolution.

          "Single Lot Resolution" means the Single Lot Bond Resolution of the Authority authorizing the issuance of the 1990B Lot 1 Bonds adopted by the Authority on June 29, 1990 as amended by the resolution by the Authority on June 29, 1998 authorizing the issuance of the Series 1998B Lot 2 Bonds.

       Section 2. APPENDIX I. Appendix I to the Original Loan Agreement is deleted in its entirety and a new Appendix I is substituted therefore in the form of Appendix I hereto.

       Section 3. AUTHORITY FOR SECOND AMENDMENT TO LOAN AGREEMENT. This Second Amendment to Loan Agreement is being entered into without need for the consent of the holders of any Bond (as defined in the General Bond Resolution) issued under the General Bond Resolution being obtained pursuant to Section 12.4 of the Loan Agreement and Section 6.08 of the General Bond Resolution. The Borrower hereby represents that the amendments to the Original Loan Agreement set forth in this Second Amendment to Loan Agreement will not impair or materially adversely affect in any manner, the rights or security of the bondholders of the Related Lot of Bonds (as defined in the Original Loan Agreement).

      Section 4. DELIVERY OF DOCUMENTATION. The Borrower agrees to execute and deliver to the Board any and all documents, amendments to documents, filings, and notices as reasonably requested by the


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Board to memorialize this Second Amendment to Loan Agreement and provide notice as required under law or as deemed appropriate by the Board.

     Section 5. NO FURTHER MODIFICATIONS OR REVISIONS. Except as amended hereby, the Original Loan Agreement and all bond documents issued thereunder, as they relate thereto, shall remain in full force and effect.

    Section 6. EFFECTIVENESS. This Second Amendment to Loan Agreement shall become effective as of the date first written above.












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     IN WITNESS WHEREOF, the Board and the Borrower have caused this Second
Amendment to Loan Agreement to be executed in their respective names as of the date first above written.


                                        MINNESOTA AGRICULTURAL AND ECONOMIC
                                        DEVELOPMENT BOARD, as statutory
                                        successor to the Minnesota Energy and
                                        Economic Development Authority



                                        By   /s/ Paul Moe
                                           -----------------------------------
                                            Its Executive Director

                                        MERRILL/MAY, INC.

                                        By   /s/ John Castro
                                           -----------------------------------
                                            Its President
















Signature page of the Second Amendment to Loan Agreement between the Minnesota Agricultural and Economic Development Board and Merrill/May, Inc. dated as of July 1, 1998.

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